UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2015

World Energy Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34289	04-3474959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Front Street Worcester, Massachusetts	01608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed in the Current Report on Form 8-K (the “Prior 8-K”) filed by World Energy Solutions, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on November 4, 2014, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with EnerNOC, Inc. (“Parent”) and Wolf Merger Sub Corporation, a wholly owned subsidiary of Parent (“Merger Sub” and together with Parent, the “Offerors”), pursuant to which the Offerors commenced an offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock (the “Shares”) at a price of $5.50 per share in cash (less any required withholding taxes and without interest) (the “Offer Price”) upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 19, 2014 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”), filed as Exhibits (a)(1) and (a)(2), respectively, to the Tender Offer Statement on Schedule TO (as amended or supplemented from time to time) filed by Parent with the SEC on November 19, 2014.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 5, 2015, the Company, (i) notified the NASDAQ Stock Market (“Nasdaq”) of the consummation of the merger of Merger Sub with and into the Company (the “Merger”) in accordance with the terms of the Merger Agreement and the Delaware General Corporation Law (the “DGCL”) and (ii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a certification on Form 15 with the SEC requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The disclosures under the Introductory Note and Item 3.01 are each incorporated herein by reference.

The Offer and all withdrawal rights thereunder expired at 11:59 p.m., Boston, Massachusetts time, on January 2, 2015. The Offer was not extended. Computershare Trust Company, N.A., the depositary for the Offer, has advised that, as of the expiration of the Offer, a total of 11,319,139 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 89% of Shares issued and outstanding as of the expiration of the Offer. In addition, Notices of Guaranteed Delivery had been delivered in respect of 135,999 Shares, representing approximately 1% of the Shares issued and outstanding as of the expiration of the Offer. The number of Shares validly tendered and not validly withdrawn pursuant to the Offer (excluding Shares delivered pursuant to Notices of Guaranteed Delivery) satisfies the Minimum Condition (as defined in the Merger Agreement). All conditions to the Offer having been satisfied or waived, Offerors have accepted for payment all Shares that were validly tendered and not validly withdrawn prior to the expiration of the Offer.

Following consummation of the Offer, the remaining conditions set forth in the Merger Agreement to consummate the Merger were satisfied. On January 5, 2015, Parent completed its acquisition of the Company by consummating the merger of Merger Sub with and into the Company, without a meeting of stockholders of the Company, in accordance with Section 251(h) of the DGCL, and with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), and pursuant to the terms and conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares owned by the Offerors or any wholly owned subsidiary of Parent or held by the Company as treasury stock, and (ii) any Shares owned by stockholders who properly exercised their appraisal rights in accordance with the DGCL) was canceled and converted automatically into the right to receive an amount equal to the Offer Price.

With respect to each stock option to acquire Shares issued under the Company’s stock plans (each, an “Option” and collectively, the “Options”), at the Effective Time, each Option that was outstanding and vested immediately prior to the Effective Time and for which the per Share exercise price for the Option was equal to or less than the Offer Price, was cancelled immediately prior to the Effective Time and converted into the right to receive, as soon as reasonably practicable after the Effective Time, a cash payment equal to the product of (x) the total number of Shares subject to such Option and (y) the amount, if any, by which $5.50 exceeds the exercise price per Share underlying such Option, less any applicable tax withholding. In addition, each Option that was outstanding and unvested as of immediately prior to the Effective Time, and Options for which the exercise price per Share is greater than $5.50, were assumed by Parent and automatically converted at the Effective Time into options to purchase shares of common stock of Parent, based on an “equity award exchange ratio”. The equity award exchange ratio was calculated by dividing the Offer Price by the volume weighted average trading price of one share of Parent common stock as reported on NASDAQ during the 20-day period ending on the second to last NASDAQ trading date immediately before the Effective Time.

Further, at the Effective Time, each outstanding share of restricted stock (whether vested or unvested) was canceled and converted automatically into the right to receive the Offer Price in accordance with the terms of the Merger Agreement.

The foregoing description of the Offer, the Merger and the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Prior 8-K and which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

In connection with the consummation of the Merger, the certificate of incorporation of the Company and the bylaws of the Company were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2 hereto, which are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events

On January 5, 2015, Parent issued a press release announcing the Offerors’ acceptance for payment of the Shares validly tendered prior to the expiration of the Offer and the completion of the Merger. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger by and among World Energy Solutions, Inc., EnerNOC, Inc., and Wolf Merger Sub Corporation, dated November 4, 2014 (incorporated by reference from the Current Report on Form 8-K filed on November 5, 2014).

3.1	Amended and Restated Certificate of Incorporation of World Energy Solutions, Inc.

3.2	Amended and Restated Bylaws of World Energy Solutions, Inc.

99.1	Press Release of EnerNOC, Inc. issued on January 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ENERGY SOLUTIONS, INC.

Date: January 5, 2015	By:	/s/ Philip V. Adams
Philip V. Adams
President and Chief Executive Officer

EXHIBIT LIST

2.1	Agreement and Plan of Merger by and among World Energy Solutions, Inc., EnerNOC, Inc., and Wolf Merger Sub Corporation, dated November 4, 2014 (incorporated by reference from the Current Report on Form 8-K filed on November 5, 2014).

3.1	Amended and Restated Certificate of Incorporation of World Energy Solutions, Inc.

3.2	Amended and Restated Bylaws of World Energy Solutions, Inc.

99.1	Press Release of EnerNOC, Inc. issued on January 5, 2015.